Guggenheim Variable Funds Trust

702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

Supplement Dated August 7, 2023

to the currently effective Statement of Additional Information (the "SAI"), dated May 1, 2023, as may be supplemented from time to time, for Series F (Floating Rate Strategies Series) and Series P (High Yield Series)

(each, a "Fund" and collectively, the "Funds")

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Steven H. Brown and Christopher Keywork are each added as a portfolio manager of Series F (Floating Rate Strategies Series) and Anne B. Walsh, Steven H. Brown, and John Walsh are each added as a portfolio manager of Series P (High Yield Series). Accordingly, the changes to the SAI set forth below are also effective immediately.

The section entitled "Portfolio Managers—Other Accounts Managed by Portfolio Managers" of the SAI is amended by adding the following information:

	Registered Investment		Other Pooled
		Companies	Investment Vehicles		Other Accounts
Portfolio		Total Assets		Total Assets		Total Assets
Manager	Number	(in millions)	Number	(in millions)	Number	(in millions)

Christopher	0	$0	1	$386	0	$0
Keywork*

* Information provided as of June 30, 2023. No advisory fee based on performance.

As of June 30, 2023, John Walsh did not manage any registered investment companies, other pooled investment vehicles, or other accounts.

The following information is added to the section entitled "Portfolio Managers—Portfolio Manager Ownership of Fund Shares" of the SAI:

As of June 30, 2023, Steven H. Brown and Christopher Keywork each did not beneficially own any shares of Series F (Floating Rate Strategies Series).

As of June 30, 2023, Anne B. Walsh, Steven H. Brown, and John Walsh each did not beneficially own any shares of Series P (High Yield Series).

Please Retain This Supplement for Future Reference

VTSAI-SUP-0823x0524